Exhibit 99.1

Brown Technical Media Corp., Closes the Acquisition of National Electric Wholesale Providers

January 20, 2017

HOUSTON, TX--(January 20, 2016) - Brown Technical Media Corp., a division of Panther Biotechnology, Inc. (OTCQB : PBYA) is pleased to announce today that it has closed the acquisition pursuant to the executed binding letter of intent announced on December 2, 2015 to acquire Premier Purchasing and Alliance LLC, a New York limited liability company also known as National Electrical Wholesale Providers (NEWP). NEWP is in the business of servicing electrical wholesalers throughout the United States with electrician related study material including the National Electrical Code. NEWP provides a complete line of printed reference materials in addition to eBooks, downloadable digital formatting, and mobile applications to all distributors.

"This acquisition has established Brown as one of the largest wholesalers of electrical codes and electrician exam prep materials in the United States," stated Noah Davis, President and Chief Operating Officer. “Brown, together with NEWP, will service over 3,000 electrical wholesale outlets. We are looking forward to expanding our product offerings to this large group of potential customers."

NEWP has significant corporate accounts with electrical wholesale conglomerates making them one the largest wholesalers of National Electrical Codes in the US. NEWP also covers HVAC, Plumbing, Industrial and Residential trade reference materials with online training for product education, certification and current code practices. NEWP services several multibillion dollar companies such as Consolidated Electrical Distributors and Home Depot reaching thousands of accounts in locations throughout the United States.

About Brown Technical Media Corp.

Brown is disrupting the technical vocations training and certification industry by building the first full service training and career advancement brand in the technical fields. Brown Technical Media Corp. is a leading online aggregator of compliance, career advancement and training content for tradesman and technical experts in a wide variety of professions. Brown's mission is to disrupt and defragment the many disparate companies in the eLearning, standards and codes market place, which currently is collectively valued at over $100 billion globally and growing. Brown is changing the landscape for small and medium size businesses by providing consistent, high quality training materials usually only available to enterprise level companies. Brown's strategy is to both grow its current revenue base organically while concurrently acquiring synergistic companies in the multiple industries that Brown is currently servicing.

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Safe Harbor Statement and Disclaimer

This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide our current expectations, opinion, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Such statements are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Panther. These risks and others are included from time to time in documents we file with the Securities and Exchange Commission (“SEC”), including but not limited to, our Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on our future results. Accordingly, you should not place undue reliance on these forward-looking statements. Although Panther believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. Panther takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by Panther. Panther’s SEC filings are available at http://www.sec.gov.

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